Kramont

Smith Barney Citigroup REIT Conference

March 1-3, 2004

Safe Harbor

Certain statements contained in this presentation that are not related to historical results, are forward-looking statements, such as anticipated liquidity and capital resources, closing of financing commitments and anticipated occupancy dates for new tenants. The matters referred to in forward-looking statements are based on assumptions and expectations of future events which may not prove to be accurate and which could be affected by the risks and uncertainties involved in the Company's business many of which cannot be predicted with accuracy and some of which might not even be anticipated. Prospective investors are cautioned that any such statements are not guarantees of future performance and that actual results may differ materially from those projected and implied in the forward-looking statements. These risks and uncertainties include, but are not limited to, the burden of the Company's substantial debt obligations; the risk that the Company may not be able to refinance its debt obligations on reasonable terms, if at all; the highly competitive nature of the real estate leasing market; adverse changes in the real estate markets including, among other things, competition with other companies; general economic and business conditions, which will, among other things, affect demand for retail space or retail goods, availability and creditworthiness of prospective tenants and lease rents; financial condition and bankruptcy of tenants, including termination of leases by bankrupt tenants; the availability and terms of debt and equity financing; risks of real estate acquisition, expansion and renovation; construction and lease-up delays; the level and volatility of interest rates; governmental actions and initiatives; environmental/safety requirements; as well as certain other risks described in the Company's Form 10-K. Subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by cautionary statements in this paragraph and elsewhere described in the Company's Form 10-K and in other reports we filed with Securities and Exchange Commission.

Corporate Overview



Who we are…

Kramont Realty Trust (NYSE:KRT) is a self-administered, self-managed equity real estate investment trust (REIT).

What we do…

The Trust owns, manages, develops and redevelops neighborhood and community shopping centers with merchants who provide life’s essentials—groceries, health and beauty products, family apparel and financial and personal services.

What we’re made of…

The company owns, operates, manages and has under development 94 properties in 16 states comprising 12.3 million square feet of gross leasable area.



CORE COMPETENCY & STRATEGIC FOCUS

- Neighborhood & community shopping centers.
- East coast geographic concentration.
- Portfolio growth through wholly-owned and joint venture investments.



ONGOING ASSESSMENT OF PORTFOLIO TO IDENTIFY OPPORTUNITIES:

- Expansion
- Renovation
- Remerchandise
- Retenant
- Disposition

Management & Governance





Management

Senior management has an average of 28 years of real estate experience

Lean, agile employee base:

13 senior officers
130 employees

Fully integrated operating company including in-house finance, leasing, legal, development, marketing, asset and property management



Governance

Committed to ethical stewardship and financial transparency as NYSE public company.

Audit, compensation & nominating committees are comprised exclusively of independent Trustees.

Management





Portfolio





NET OPERATING INCOME BY REGION


Mid-Atlantic
Southern
Central
New England
16%
1%
24%
59%



CHARACTERISTICS

Average Center Size:
129,253 square feet

Grocery/Drug/Value store anchored:
80%



OCCUPANCY

Overall portfolio occupancy is 89%.

Excluding properties in redevelopment, occupancy is 93%.



OCCUPANCY

(excluding redevelopment properties)


100%
95%
90%
85%
80%
92%
94%
93%
2001
2002
2003



Top 10 Tenants – Fixed Minimum Rent (FMR)

(as of December 31, 2003)

		Total Annual Rent	% FMR of KRT Total
1	Wal - Mart	$ 5,986,604	6.97%
2	Ahold	$ 4,297,995	5.01%
3	TJX Companies	$ 2,550,798	2.97%
4	Kmart	$ 2,295,832	2.67%
5	ShopRite	$ 1,758,542	2.05%
6	Kohl's	$ 1,583,730	1.84%
7	Food Lion	$ 997,468	1.16%
8	Regal Entertainment Group	$ 994,260	1.16%
9	Sports Authority	$ 931,964	1.09%
10	Clemens Markets, Inc.	$ 909,554	1.06%
	TOTALS	**$22,306,745**	**25.98%**



Top 10 Tenants – Gross Leasable Area (GLA)

(as of December 31, 2003)

		Total Square Feet	% Square Feet of KRT Total
1	Wal - Mart	1,256,617	11.67%
2	Kmart	568,183	5.28%
3	Ahold	536,981	4.99%
4	TJX Companies	275,275	2.56%
5	Kohl's	174,240	1.62%
6	ShopRite	167,786	1.56%
7	Food Lion	145,123	1.35%
8	Home Depot	130,909	1.22%
9	Peebles	130,751	1.21%
10	Redner's	111,165	1.04%
	TOTALS	**3,497,480**	**32.48%**



Portfolio

2003 ACQUISITIONS:

31,500 square foot ShopRite Supermarket (Springfield, NJ) on a long term, triple net lease.

14,000 square foot office building (Springfield, NJ) headquarters for Village Supermarket, Inc. (NASDAQ:VLGEA), operator of ShopRite Supermarkets.


SHOP RITE

2003 ACQUISITION:

14,000 square foot office building (Springfield, NJ) headquarters for Village Supermarket, Inc. (NASDAQ:VLGEA), operator of ShopRite Supermarkets.

2003 ACQUISITION:

24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket (Somers Point, NJ).

A 194,000 square foot shopping center (Ocean Heights Shopping Center) is under construction. The center will be anchored by an 80,700 square foot world class, Super ShopRite Supermarket.


ShopRite



2003 ACQUISITIONS:

Five centers in Binghamton, New York MSA:

- One center purchased with cash and shares in KRT.
- Four centers were acquired in joint venture with SSR Realty Advisors.



2003 ACQUISITIONS:

Binghamton (Vestal), NY Portfolio


The Shoppes at Vestal
Town Square Mall
Campus Plaza
Pier 1 Shopping Center
Parkway Plaza
Endwell
Endicott
Vestal
Binghamton
Johnson City
Westover
Vestal Pkwy E
Watson Blvd
Main St
Twin Orchard
Deerfield


Olum's
FURNITURE
BEDDING

2003 ACQUISITIONS

Binghamton (Vestal), NY Portfolio:

Campus Plaza

160,646 sq. ft.

Olum's Furniture & Appliances, Staples, Eckerd Drug & Applebee's

SSR REALTY ADVISORS
Creating Value. Building Trust.

KRAMONT/SSR JOINT VENTURE:

Ownership: 20% Kramont
80% SSR

Kramont administers day-to-day affairs, manages and leases the shopping centers.



KRAMONT/SSR JOINT VENTURE

Binghamton (Vestal), NY Portfolio:

Town Square Mall:

278,017 sq. ft.

Wal-Mart Supercenter (210,363 sq. ft.) and Sam's Club (134,768 sq. ft.) anchor either end of the center in buildings they own.

T.J. Maxx, OfficeMax, Loews Theaters, A.C. Moore and Dick's Sporting Goods.


Parkway
PLAZA
CIRCUIT CITY
TARGET
SEARS
HARDWARE
BED BATH &
BEYOND

Portfolio

KRAMONT/SSR JOINT VENTURE

Binghamton (Vestal), NY Portfolio:

Parkway Plaza:

167,332 sq. ft.

Circuit City and Target are located at the center on their own pad sites.

Kohl’s, Sears Hardware and Bed Bath & Beyond.


OLD NAVY

KRAMONT/SSR JOINT VENTURE

Binghamton (Vestal), NY Portfolio:

Shoppes at Vestal:

92,328 sq. ft.

Michaels, Old Navy, HomeGoods, Famous Footwear, Dress Barn and Catherine’s.


Pier 1 imports
Montana Mills Bread
Pier 1 imports
Montana Mills Bread
STARBUCKS COFFEE

KRAMONT/SSR JOINT VENTURE

Binghamton (Vestal), NY Portfolio:

Pier I Shopping Center:

13,487 sq. ft.

Pier I Imports, Starbucks, Montana Mills Bread.



2003 ACQUISITION:

Christmas Tree Plaza
Orange, Connecticut

136,016 square foot shopping center located on 20 acres near the intersection of Conn. Route 1 and the Conn. Turnpike (I-95).

The center is 100% occupied and has ten stores including a 55,000 square foot Christmas Tree Shops store and a 22,080 square foot AC Moore store.


PERKINS
FARM
MARKETPLACE
SUPER
STOP&
SHOP
PHARMACY
CITIZENS BANK

2004 ACQUISITION:

Perkins Farm Marketplace
Worcester, Massachusetts

203,308 square foot shopping center located just north of the Massachusetts Turnpike (Interstate 90) and Route 20.

The center is anchored by Super Stop & Shop, Building #19 and A.J. Wright on long-term, triple-net leases.



Portfolio

2003 DISPOSITIONS:

- 3 acre out-parcel at Bensalem Square (Bensalem, PA)
- 28 acres in Miramar, FL
- 9.1 acres in Dania, FL
- Hillcrest Mall in Phillipsburg, NJ
- Century Village Office Building in West Palm Beach, FL

Asset Enhancement



Kramont

Asset Enhancement

Recently Completed Projects


KOHL'S

Asset Enhancement

Barn Plaza

Doylestown, Pennsylvania

Proactively recaptured an under-performing supermarket space.

Negotiated a $2.6 million use restriction fee from the tenant.

Leased 88,000 square feet to Kohl's.
57% increase in space from the former supermarket.
Opened April 11, 2003.

Façade renovation complete.


REDNER'S
WAREHOUSE
MARKET
GRAND
OPENING

Asset Enhancement

Shoppes at Valley Forge

Phoenixville, Pennsylvania

Renovation/“de-malling” completed in 2002.

Proactively recaptured space from Ames.

Executed a lease for 60,000 square foot Redner’s.

Guaranteed by SuperValu:
A *Fortune* 100 company.
The nation’s leading food distributor.

Opened May 21, 2003.


BEALLS

Asset Enhancement

Village Oaks

Pensacola, Florida

New Bealls department store replaced former Wal-Mart store.

Bealls opened September 19, 2003.


WAL★MART

Bristol Commerce Park

Bristol (Bucks County), Pennsylvania

Aggressively recaptured space from Ames prior to its liquidation.

Executed a lease with Wal-Mart for 118,389 square feet in the expanded Ames space.

Wal-Mart opened July 16, 2003.

Façade renovation completed.



Asset Enhancement

Bethlehem Square

Bethlehem, Pennsylvania

Wal-Mart opened in 86,000 square feet in 2002.

Complemented by existing Home Depot and T.J. Maxx.

Existing supermarket needed to vacate.

Giant Supermarket needed a proven location and opened November 20, 2003.

Kramont

New Development



New Developments

Ocean Heights Shopping Center

Somers Point, New Jersey

24 developable acres, containing an existing 54,250 square foot ShopRite Supermarket soon to be demolished.

A 194,000 square foot shopping center will be anchored by an 80,700 square foot world-class Super ShopRite Supermarket.



New Developments

Ocean Heights Shopping Center Proposed Master Plan


49 SPACES
DEFEO LANE (50' r.o.w)
U.S. ROUTE 9
BETHEL ROAD
OCEAN HEIGHTS AVENUE

Balance Sheet Improvement & Financial Results



$10,000
AB22427092 G
100



Balance Sheet Improvement & Financial Results

$190 million mortgage financing from Metropolitan Life Insurance Company (MetLife).

- ✓ Refinanced $182 million of debt maturing in 2003.
- ✓ Secured by 15 assets vs. 27 in the previous loan.
- ✓ Interest rate on the MetLife loan is 6.12%, 184 basis points lower than the 7.96% on the debt being replaced.
- ✓ Closed June 16, 2003.
- ✓ $3.3 million interest savings annually.



8.25% Series E Cumulative Preferred Shares

Sold $60 million of 8.25% Series E Cumulative Preferred Shares on December 30, 2003.

Shares were issued for the redemption of $41.3 million of 9.5% Series D Preferred Shares.

Sold 400,000 Series E Shares to certain clients of Cohen & Steers Capital Management, Inc. on February 27, 2003.

> Shares were priced at $25.50 and purchasers paid accrued dividends of $0.3306 per share.



Balance Sheet Improvement & Financial Results

Total Market Cap of Over $1 Billion

(as of December 31, 2003)


1,200,000,000
1,000,000,000
800,000,000
600,000,000
400,000,000
200,000,000
-
2001
2002
2003
Common shares
Common OP Units
Preferred A
Preferred B
Preferred D
Preferred E
Debt



Balance Sheet Improvement & Financial Results

Market Capitalization

(as of December 31, 2003)

$1,047,533,000


Common Shares
Preferred Shares
Debt
$451,071,000
43%
$465,551,000
45%
$130,911,000
12%



Balance Sheet Improvement & Financial Results

Debt to Market Capitalization

(as of December 31, 2003)



100.0%
90.0%
80.0%
70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%
57.5%
52.5%
43.1%
2001
2002
2003



Debt – Blended Interest Rates

	December 31, 2003		December 31, 2002	
	Weighted Avg. Rate	Balance	Weighted Avg. Rate	Balance
Floating	3.11%	$ 6,354	4.81%	$ 70,200
Fixed	6.75%	444,717	7.68%	410,300
	6.71%	**$451,071**	**7.26%**	**$480,500**



Balance Sheet Improvement & Financial Results

Debt Maturities

(as of December 31, 2003)



$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
2004
2005
2006
2007
2008
After



Top 5 Institutional Owners

(as of December 31, 2003)

	Institution	Shares Owned	% of Shares Outstanding
1	Cohen & Steers	3,559,400	14.80
2	Vanguard Group	831,523	3.46
3	Barclays Bank	725,603	3.02
4	Teachers Insurance & Annuity Corporation of America	695,000	2.89
5	State Street Corp.	377,733	1.57



Institutional Ownership

(as of December 31, 2003)


40.00%
35.00%
30.00%
25.00%
20.00%
15.00%
10.00%
5.00%
0.00%
9.58%
34.30%
2001
2003

FFO (per diluted common share)


$2.00
$1.80
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.63
$1.52
$1.33
$1.37
2000
2001
2002
2003



Balance Sheet Improvement & Financial Results

Dividend = $1.30



$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
$1.27
$1.30
$1.30
$1.30
2000
2001
2002
2003



Balance Sheet Improvement & Financial Results

Share Price Appreciation

(based on common share closing prices)

	Merger Date 06/16/00	12/31/01	12/31/02	12/31/03
Price	$9.94	$14.60	$14.65	$18.10
Yield	12.78%	8.9%	8.87%	7.18%



Balance Sheet Improvement & Financial Results

Peer Comparisons



100%
80%
60%
40%
20%
0%
-20%
-40%
-60%
2003
2002
2001
Kramont 1
Equity REITs 2
Shopping Center Equity REITs 2,3
Russell 2000 4
S&P 500 5
NYSE Composite 6
Dow Jones Industrial Average 7

1 Source: NAREIT
2 Shopping center REITs only (no regional mall or free standing REITs)
3 Source: Russell (www.russell.com)
4 Source: Standard & Poors (www.standardandpoors.com)
5 Source: New York Stock Exchange
6 Source: Dow Jones & Company (www.djindexes.com)

The Future





Grow FFO

Reduce leverage

Obtain investment-grade rating

Execute redevelopments

Complete accretive acquisitions

Divest of non-core assets

Detail & Notes





Detail

(in thousands except for per share information)	Three months ended Dec 31		Twelve months ended Dec 31	
	2003	**2002[1]**	**2003**	**2002[1]**
Reconciliation of net income to funds from operations				
Net income to common shareholders	$4,115	$2,787	$16,538	$10,951
Add: Depreciation and amortization of real estate[2,3]	4,687	4,136	17,794	16,036
Less: Gain (loss) from sale of income-producing real estate	210	(238)	1,879	(42)
Funds from operations (FFO)	$8,592	$7,161	$32,453	$27,029
FFO per share (basic)	$0.36	$0.34	$1.37	$1.33
FFO per share (diluted)	$0.36	$0.34	$1.36	$1.33
Summary of net income to common shareholders				
Income from continuing operations	$5,004	$4,074	$18,324	$17,033
Income from discontinued operations	814	416	5,025	1,001
Net income	5,818	4,490	23,349	18,034
Preferred share distributions	(1,703)	(1,703)	(6,811)	(7,083)
Net income to common shareholders	$4,115	$2,787	$16,538	$10,951
Net income per share (basic)	$0.17	$0.13	$0.70	$0.54
Net income per share (diluted)	$0.17	$0.13	$0.69	$0.54
Average common shares outstanding (basic)	23,996	21,286	23,758	20,381
Average common shares outstanding (diluted)	24,050	21,306	23,812	20,401

Notes 1

1 Certain 2002 balance sheet and income statement accounts have been reclassified to reflect the inclusion of properties sold during 2003, and an additional property now held for sale at December 31, 2003.

Funds from Operations:

Funds from Operations ("FFO"), as defined by the National Association of Real Estate Investment Trusts (NAREIT), consists of net income (computed in accordance with generally accepted accounting principles) before depreciation and amortization of real property, extraordinary items and gains and losses on the sale of income-producing real estate.

Notes of reconciliation of net income to FFO:

2 Net of minority interests of $325 and $324, respectively, for the three months ended December 31, 2003 and December 31, 2002, and $1,255 and $1,313, respectively, for the 12 months ended December 31, 2003 and December 31, 2002.

3 Depreciation related to unconsolidated affiliates of $124 and $54, respectively, for the three months ended December 31, 2003 and December 31, 2002, and $338 and $208, respectively, for the 12 months ended December 31, 2003 and December 31, 2002.

4 Net of amounts attributable to minority interests of $15 and ($19), respectively for the three months ended December 31, 2003 and December 31, 2002, and $132 and ($1), respectively, for the 12 months ended December 31, 2003 and December 31, 2002.



Notes 2

The Company believes that FFO should be considered in conjunction with net income, as presented in the statements of operations. The Company believes that FFO is an appropriate measure of operating performance because real estate depreciation and amortization charges are not meaningful in evaluating the operating results of the Company's properties and extraordinary items and the gain on the sale of income-producing real estate would distort the comparative measurement of performance and may not be relevant to ongoing operations. However, FFO does not represent cash generated from operating activities in accordance with generally accepted accounting principles and should not be considered as an alternative to either net income as a measure of the Company's operating performance or to cash flows from operating activities as an indicator of liquidity or cash available to fund all cash flow needs. Since all companies do not calculate FFO in a similar fashion, the Company's calculation, presented above, may not be comparable to similarly titled measures reported by other companies.

5 Tower Fund is a commingled separate account available through group annuity contracts of Metropolitan Life Insurance Company (New York, New York) and managed by SSR Realty Advisors.

Kramont

Kramont Realty Trust

580 W. Germantown Pike
Suite 200
Plymouth Meeting, PA 19462

Telephone : 610-825-7100
Facsimile : 610-834-8110

For more information, visit our web-site:

kramont.com